Exhibit 10.23

Letter Agreement

NordLB / Fly Leasing – Loan Agreement

One (1) [            ] Aircraft

MSN [          ]

[                                      ] (the Borrower)

Hobart Aviation Holdings Limited (the Shareholder)

Norddeutsche Landesbank Girozentrale, as lender in relation to the financing of the Aircraft (the Lender)

Norddeutsche Landesbank Girozentrale, as facility agent for and on behalf of the Lender in relation to the financing of the Aircraft (the Facility Agent)

Norddeutsche Landesbank Girozentrale, as security agent and trustee for and on behalf of the Finance Parties in relation to the financing of the Aircraft (the Security Trustee)

[                       ] 2018

Dear Sirs

One (1) [        ] Aircraft bearing Manufacturer’s Serial Number [    ] (the Aircraft)

Background

1
We refer to the loan agreement relating to the Aircraft dated 6 February 2012 between the Borrower, the Shareholder, the Lender, the Facility Agent and the Security Trustee (as amended, supplemented or varied from time to time, the Loan Agreement).

2	In this letter agreement:

(a)
Collateral Agreement Letter Agreement means the letter agreement dated on or about the date hereof between, inter alios, the Borrower, [           ], Global Aviation Holdings Fund Limited, the Shareholder, the Lender, the Facility Agent and the Security Trustee relating to the collateral agreement dated 6 February 2012 between, inter alios, the Borrower, [            ], the Shareholder, the Lender, the Facility Agent and the Security Trustee;

(b)
Effective Time means the time at which the Facility Agent confirms to the Parties that each of the conditions specified in paragraph 5 has been satisfied (or waived or postponed) in accordance with the provisions of paragraphs 5 to 8;

(c)	Extension Letter Agreements means, together, this letter agreement, the Collateral Agreement Letter Agreement and the Other Letter Agreements (each, an Extension Letter Agreement);

(d)
MSN [     ] Letter Agreement means the letter agreement dated on or about the date hereof between [          ], the Shareholder, the Lender, the Facility Agent and the Security Trustee relating to the loan agreement relating to one (1) [       ] aircraft bearing manufacturer’s serial number [     ] dated 6 February 2012 between [      ], the Shareholder, the Lender, the Facility Agent and the Security Trustee;

(e)
MSN [    ] Letter Agreement means the letter agreement dated on or about the date hereof between [          ], the Shareholder, the Lender, the Facility Agent and the Security Trustee relating to the loan agreement relating to one (1) [           ] aircraft bearing manufacturer’s serial number [     ] dated 6 February 2012 between [      ], the Shareholder, the Lender, the Facility Agent and the Security Trustee;

(f)
MSN [     ] Letter Agreement means the letter agreement dated on or about the date hereof between [      ], the Shareholder, the Lender, the Facility Agent and the Security Trustee relating to the loan agreement relating to one (1) [      ] aircraft bearing manufacturer’s serial number [       ] dated 6 February 2012 between [     ], the Shareholder, the Lender, the Facility Agent and the Security Trustee;

(g)
MSN [     ] Letter Agreement means the letter agreement dated on or about the date hereof between [        ], the Shareholder, the Lender, the Facility Agent and the Security Trustee relating to the loan agreement relating to one (1) [     ] aircraft bearing manufacturer’s serial number [    ] dated 6 February 2012 between [     ], the Shareholder, the Lender, the Facility Agent and the Security Trustee;

(h)	Other Letter Agreements mean, together, the MSN [ ] Letter Agreement, the MSN [ ] Letter Agreement, the MSN [ ] Letter Agreement and the MSN [ ] Letter Agreement (each, an Other Letter Agreement);

(i)	Parties means, together, the parties to this letter agreement (each, a Party);

(j)	any reference to a paragraph means a paragraph of this letter agreement; and

(k)	all terms defined in the Loan Agreement shall, unless otherwise defined in this letter agreement, have the same respective meanings when used in this letter agreement.

3	The Parties have agreed to enter into this letter agreement in connection with the extension and amendment of the financing arrangements relating to the Aircraft.

Loan Agreement Amendments

4	With effect from the Effective Time, each Party hereby agrees that:

(a)	the definitions of “Commercial Margin” and “Liquidity Costs Margin” in clause 1.1 of the Loan Agreement are deleted in their entirety;

(b)	the definition of “Cost of Funds” in clause 1.1 of the Loan Agreement is amended by deleting the words “(net of the Liquidity Costs Margin)”;

(c)	the definitions of “Final Repayment Date” and “Margin” in clause 1.1 of the Loan Agreement are deleted in their entirety and replaced with the following new definitions:

“Final Repayment Date means 14 January 2020 provided that if such date is not a Business Day, it shall be the next succeeding Business Day.”; and

“Margin means one point eight five per cent. (1.85%) per annum.”;

(d)	the provisions of paragraph 20 of part A of schedule 3 to the Loan Agreement are deleted in their entirety and replaced with the following:

“If Lease Rental Amounts under a Subsequent Lease Agreement are to be determined by reference to a fixed rate of interest, the Borrower may, at its option, enter into interest rate hedging arrangements with respect to the Advance (and the required ISDA Documents) with the ISDA Counterparty before the start of the applicable Lease Period (which arrangements must be satisfactory to the Facility Agent).  If the Borrower so elects to enter into any interest rate hedging arrangement, the Borrower shall have the right to request and receive interest rate quotes from parties other than the ISDA Counterparty prior to entering into any interest rate hedging arrangements with the ISDA Counterparty.”

(e)	the provisions of paragraph 6(b) of part A of schedule 8 to the Loan Agreement are deleted in their entirety and replaced with the words “[intentionally omitted]”.

Conditions Precedent

Conditions Precedent

5	The effectiveness of this letter agreement shall be subject to the satisfaction (or waiver or postponement) in each of the following conditions precedent:

Amendment Agreement:

(a)	The Security Trustee shall have received a fully executed copy of each Extension Letter Agreement.

Corporate Documents:

(b)	The Borrower shall have delivered (or caused to be delivered) to the Security Trustee each of the following corporate documents:

(i)	an original (or a certified true copy) of a corporate certificate of each Obligor attaching:

(A)	a certified true copy of its constitutive documents;

(B)	a certified true copy of its board resolutions that authorise the execution by it of the Extension Letter Agreements to which it is a party and the transactions contemplated thereby;

(C)	a certified true copy of the power of attorney or letter of delegation of authority relating to the execution by it of the Extension Letter Agreements to which it is a party;

(D)	an incumbency certificate detailing the persons entitled to execute on its behalf the Extension Letter Agreements to which it is a party; and

(E)	a list of its directors and secretary;

(ii)	evidence that the process agent appointed by each Obligor in England in relation to the Extension Letter Agreement to which it is a party shall have accepted such appointment.

Legal Opinions:

(c)	Each of the following legal opinions shall have been signed and addressed and delivered to each Finance Party:

(i)	Irish legal opinion of McCann FitzGerald; and

(ii)	English legal opinion of Vedder Price LLP.

Other:

(d)	The following further conditions precedent shall have been satisfied:

(i)	the “Effective Time” under each Other Letter Agreement shall occur simultaneously with the Effective Time hereunder, which time must occur on 14 November 2018;

(ii)	no Total Loss shall have occurred in relation to the Aircraft;

(iii)	no Event of Default shall have occurred and be continuing;

(iv)	no Illegality Event shall have occurred and be continuing; and

(v)
the Facility Agent shall have received such documentation and other evidence as it shall have required (acting reasonably) in relation to each Obligor so as to comply with all applicable “know your customer” or similar identification procedures.

6	When making any determination with respect to any condition precedent set forth in paragraph 5, each Representative will act on the instructions of the Lender.

7	Each document or other written item to be delivered to a Representative pursuant to paragraph 5 must be in form and substance satisfactory to each Representative (acting reasonably).

8
If any of the conditions precedent set forth in paragraph 5 are not satisfied in accordance with the provisions of paragraph 5, a Representative (acting on the instructions of the Lender) shall be entitled to waive or postpone (in whole or in part) satisfaction of any such condition upon such terms as it may think fit.  Any such waiver or postponement must be made in writing.

9	Each of the Borrower and the Shareholder hereby:

(a)
confirms that all of the security granted in favour of the Security Trustee pursuant to the Security Documents for the Secured Obligations (as amended pursuant to this letter agreement) remains in full force and effect; and

(b)
acknowledges that the security granted by it pursuant to or in connection with the Aircraft Mortgages and each other Security Document shall remain unaffected and any reference to the Loan Agreement in the Aircraft Mortgages and each other Security Document shall be a reference to the Loan Agreement as amended by this letter agreement.

Miscellaneous

10	Each Party hereby represents and warrants that:

(a)	this letter agreement has been duly authorised and executed by it; and

(b)
this letter agreement constitutes its legal, valid and binding obligations, enforceable against it in accordance with its terms (except to the extent that enforcement may be limited by applicable insolvency and similar laws affecting the rights of creditors generally).

11
Each of the Parties hereby agrees and confirms that this letter agreement is a “Loan Document” (and, accordingly, a “Transaction Document”) for the purposes of the Loan Agreement as amended by this letter agreement and the other Transaction Documents.

12	The Parties agree that, save as amended by this letter agreement, the Loan Agreement remains in full force and effect.

13	A person who is not a party to this letter agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or enjoy the benefit of any term of this letter agreement.

14
This letter agreement may be executed in any number of counterparts and on separate counterparts, each of which when executed shall constitute an original, and all counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart signature page of this letter agreement by e-mail (pdf) or fax shall be as effective as delivery of a manually executed counterpart of this letter agreement.  In relation to each counterpart, upon confirmation by or on behalf of the signatory that the signatory authorises the attachment of such counterpart signature page to the final text of this letter agreement, such counterpart signature page shall take effect together with such final text as a complete authoritative counterpart.

Governing Law and Jurisdiction

15	This letter agreement and any non-contractual obligations arising out of or in connection with it are governed by and shall be construed in accordance with English law.

16	The provisions of clauses 35.2 to 35.6 inclusive of the Loan Agreement apply mutatis mutandis to this letter agreement.

IN WITNESS WHEREOF the Parties have caused this letter agreement to be executed as a deed by the duly authorised representatives of the Parties and this letter agreement is intended to be and is hereby delivered the day and year first above written.

Execution Page 1

Letter Agreement

NordLB / Fly Leasing– Loan Agreement

One (1) [           ] Aircraft

MSN [     ]

Borrower

SIGNED AND DELIVERED AS A DEED by	)
)
)
as attorney for	)
[ ]	)
in the presence of:	)

Signature of Witness:
Name of Witness:
Address of Witness:

Occupation of Witness:

Shareholder

SIGNED AND DELIVERED AS A DEED by	)
)
)
as attorney for	)
HOBART AVIATION HOLDINGS LIMITED	)
in the presence of:	)

Signature of Witness:
Name of Witness:
Address of Witness:

Occupation of Witness:

Execution Page 2

Letter Agreement

NordLB / Fly Leasing– Loan Agreement

One (1) [           ] Aircraft

MSN [     ]

Lender

EXECUTED AS A DEED by	)
NORDDEUTSCHE LANDESBANK GIROZENTRALE	)
acting by:	)

Name:	Name:
Title: Authorised Signatory	Title: Authorised Signatory

Facility Agent

EXECUTED AS A DEED by	)
NORDDEUTSCHE LANDESBANK GIROZENTRALE	)
acting by:	)

Name:	Name:
Title: Authorised Signatory	Title: Authorised Signatory

Security Trustee

EXECUTED AS A DEED by	)
NORDDEUTSCHE LANDESBANK GIROZENTRALE	)
acting by:	)

Name:	Name:
Title: Authorised Signatory	Title: Authorised Signatory